EXHIBIT 99.1


        NATIONAL COAL CORP. COMPLETES SALE OF KENTUCKY OPERATIONS COMPANY
                  RETIRES $10 MILLION SENIOR SECURED TERM LOAN

Knoxville, Tenn. - (April 1, 2008) - National Coal Corp. (Nasdaq: NCOC), a producer of high-quality steam coal in Central and Southern Appalachia, announces it has completed the sale of the balance of its Kentucky assets, also known as Straight Creek, for $11.0 million to Xinergy Corp. The proposed sale was first announced February 12, 2008.

The Company has used $10 million of the proceeds to repay its 12%, $10 million senior secured term loan scheduled to mature in December 2008. Daniel Roling, President and CEO of National Coal Corp. said "With the sale of Straight Creek, the Company continues to focus on strengthening its balance sheet with the early repayment of debt." In addition to the $11 million received from the sale of Straight Creek, this transaction returns to the Company approximately $7.4 million in cash pledged to secure reclamation bonds and other liabilities, relieves the Company of $3.6 million in reclamation liabilities, and $3.2 million of equipment related debt.

"This transaction improves our liquidity and allows us to narrow our focus to our other properties in order to meet the growing demand for coal," said Daniel Roling, President and CEO of National Coal Corp.

Looking forward, the Company has committed under contract approximately 2.0 million tons of coal for production from Alabama and Tennessee for 2008, 1.5 million tons for 2009, and 630 thousand tons for 2010. In addition, the Company has the capacity to produce above those commitments should market conditions warrant.

Xinergy Corp. was founded and is controlled by Jon Nix, who is a founder, significant stockholder, and former officer and director of National Coal.

ABOUT NATIONAL COAL CORP. Headquartered in Knoxville, Tenn., National Coal Corp., through its wholly-owned subsidiary, National Coal Corporation, is engaged in coal mining in East Tennessee and through its wholly-owned subsidiary, National Coal of Alabama, is engaged in coal mining in Alabama. Currently, National Coal employs about 335 people. National Coal sells steam coal to electric utilities and industrial companies in the Southeastern United States. For more information visit www.nationalcoal.com.

INFORMATION ABOUT FORWARD LOOKING STATEMENTS

THIS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS" THAT INCLUDE INFORMATION RELATING TO FUTURE EVENTS AND FUTURE FINANCIAL AND OPERATING PERFORMANCE. THESE STATEMENTS ARE BASED ON CERTAIN ASSUMPTIONS AND REFLECT OUR CURRENT EXPECTATIONS. STATEMENTS INCLUDING WORDS SUCH AS "ANTICIPATE," "PROPOSE,"
"ESTIMATE," "BELIEVE" OR "EXPECT" AND STATEMENTS IN THE FUTURE TENSE ARE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER IMPORTANT FACTORS THAT COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE, OR ACHIEVEMENTS DISCUSSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SOME OF THE FACTORS THAT COULD CAUSE RESULTS TO DIFFER MATERIALLY FROM THE EXPECTATIONS EXPRESSED IN THESE FORWARD-LOOKING STATEMENTS INCLUDE THE FOLLOWING: (I) THE WORLDWIDE DEMAND FOR COAL; (II) THE PRICE OF COAL; (III) THE PRICE OF ALTERNATIVE FUEL SOURCES; (IV) THE SUPPLY OF COAL AND OTHER COMPETITIVE FACTORS; (V) THE COSTS TO MINE AND TRANSPORT COAL;
(VI) THE ABILITY TO OBTAIN NEW MINING PERMITS; (VII) THE COSTS OF RECLAMATION OF PREVIOUSLY MINED PROPERTIES; (VIII) THE RISKS OF EXPANDING COAL PRODUCTION; (IX) THE ABILITY TO BRING NEW MINING PROPERTIES ON-LINE ON SCHEDULE; (X) INDUSTRY
COMPETITION;  (XI) OUR ABILITY TO  CONTINUE  TO EXECUTE  OUR GROWTH  STRATEGIES;
(XII) GENERAL ECONOMIC CONDITIONS; AND (XIII) THE RISK THAT THE PROPOSED TRANSACTION MAY NOT BE COMPLETED IN A TIMELY MANNER, IF AT ALL. THESE AND OTHER RISKS ARE MORE FULLY DESCRIBED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION INCLUDING THE COMPANY'S MOST RECENTLY FILED ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q, WHICH SHOULD BE READ IN CONJUNCTION HEREWITH FOR A FURTHER DISCUSSION OF IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE THEY ARE MADE. YOU SHOULD NOT PUT UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENTS. WE ASSUME NO OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS TO REFLECT ACTUAL RESULTS, CHANGES IN ASSUMPTIONS OR CHANGES IN OTHER FACTORS AFFECTING FORWARD-LOOKING INFORMATION, EXCEPT TO THE EXTENT REQUIRED BY APPLICABLE SECURITIES LAWS. IF WE DO UPDATE ONE OR MORE FORWARD-LOOKING STATEMENTS, NO INFERENCE SHOULD BE DRAWN THAT WE WILL MAKE ADDITIONAL UPDATES WITH RESPECT TO THOSE OR OTHER FORWARD-LOOKING STATEMENTS.

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